Exhibit 10.5

AMENDMENT NO. 03

Dated September 19, 2014

TO

that certain Loan and Security Agreement No. 2161

dated as of December 6, 2011, as amended from time to time, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”) and

CERULEAN PHARMA INC. (“Borrower”).

WHEREAS, Borrower and Lender have previously entered into the Agreement; and

WHEREAS, Lender and Borrower agree to modify the Agreement in light of Borrowers recent initial public offering.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereby agree to modify the Agreement and to perform such other covenants and conditions as follows:

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

I. Section 1.1 of the Agreement, the following definitions shall be deleted in their entirety and replaced with the following:

“Loan Documents” means, collectively, the Agreement, this Amendment 01, Amendment 02, Amendment 03, the Warrant, the Notes, the Share Pledge, and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

“Permitted Liens” means: (i) Liens in favor of Lender; (ii) Liens disclosed in the Disclosure Schedule, including Liens of Silicon Valley Bank (“SVB”) on specific assets of Borrower financed pursuant to the terms of an equipment loan facility with SVB and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing; (iii) Liens for taxes, fees, assessments or other governmental charges or levies not delinquent or being contested in good faith by appropriate proceedings, that do not jeopardize Lender’s interest in any Collateral; (iv) Liens to secure payment of worker’s compensation, employment insurance, old age pensions or other social security obligations of Borrower on which Borrower is current and are in the ordinary course of its business; provided none of the same diminish or impair Lender’s rights and remedies respecting the Collateral; (v) Liens upon or in any equipment (and including any accessions, attachments, replacements, improvements or proceeds thereto) acquired or held by such entity to secure the purchase price of such equipment or Indebtedness incurred solely for the purposes of financing such equipment or Capital Lease obligations in an aggregate amount at any time outstanding not to exceed $1,000,000; (vi) licenses or sublicenses of intellectual property granted in the ordinary course of business; (vii) banker’s Liens, rights of setoff and similar Liens incurred on deposit and securities accounts of such entities for fees due on such accounts made in the ordinary course of business; (viii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (ix) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (x) Liens on (I) Borrower’s account no. 3300994390 with SVB securing reimbursement obligations in connection with a letter of credit issued in favor of Rivertech Associates II LLC, and (II) any other deposit accounts securing Borrower’s reimbursement obligations with respect to letters of credit for the benefit of landlords in the ordinary course of business, in the aggregate amount for both (I) and (II) at any time not to exceed $700,000.00; and (xi) judgment Liens not constituting an Event of Default.

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

II. Section 1.1 of the Agreement, the following definitions shall be added:

“Amendment 03” means this Amendment No. 03 to Loan and Security Agreement by and between Lender and Borrower dated September 19, 2014.

III. Section 5.3 of the Agreement, the Disclosure Schedule attached hereto as Annex I shall replace and supersede all prior Disclosure Schedules. All information on the Disclosure Schedule is true, correct and complete as of the date of this Amendment.

IV. Section 5.7 of the Agreement shall be deleted and replaced with the following:

5.7 Financial Statements. All financial statements delivered by Borrower to Lender under this Agreement fairly represent in all material respects the financial condition of the Borrower as of the dates, and for the periods, indicated therein, subject in the case of the unaudited financial statement to normal year-end audit adjustments. All written statements respecting Collateral delivered by Borrower to Lender in connection with this Agreement are true, complete and correct in all material respects for the periods indicated.

V. Section 5.9 of the Agreement shall be deleted and replaced with the following:

5.9 Taxes. Borrower has filed all required tax returns (or extensions thereof) when due, and has paid all taxes it owes when due, other than where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

VI. Section 6.2 of the Agreement shall be deleted and replaced with the following:

6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Lender: (i) as soon as prepared, and no later than 45 days after the end of each quarter, a balance sheet, income statement and cash flow statement covering Borrower’s operations during such period; (ii) as soon as prepared, but no later than 90 days after the end of the fiscal year or such other time period as approved by Borrower’s Board of Directors, audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present Borrower’s financial condition by an independent public accounting firm reasonably acceptable to Lender; (iii) promptly upon notice thereof, a report of any legal or administrative action pending or, to Borrower’s knowledge, threatened in writing against Borrower which is likely to result in liability to Borrower in excess of $200,000; and (iv) at the times required under (i) and (ii) above, such other financial information as Lender may reasonably request from time to time. Financial statements delivered pursuant to subsections (i) and (ii) above shall be accompanied by a certificate signed by a Responsible Officer (each an “Officer’s Certificate”) in the form of Exhibit F. All financial statements or reports under this section are deemed delivered to Lender when filed with the SEC or posted on Borrower’s website.

VII. Section 6.7 of the Agreement shall be deleted and replaced with the following:

6.7 Taxes. Borrower shall file all required tax returns (or extensions thereof) when due, and shall pay all taxes it owes, when due, other than where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

VIII. Section 7.2 of the Agreement shall be deleted and replaced with the following:

7.2 Extraordinary Transactions. Sell, lease, license or otherwise dispose of its assets, other than (i) sales of inventory in the ordinary course of Borrower’s business; (ii) licenses and sublicenses of Borrower’s intellectual property assets entered into in the ordinary course of business; (iii) disposition of worn out or obsolete equipment, de minimis amounts of raw materials or de minimis amounts of tangible assets; (iv) dispositions of rights to Intellectual Property to and with Cerulean Australia and related agreements and transactions; and (v) any transaction otherwise permitted under this Section 7 or not an Event of Default under Section 8.12 (including without limitation, disposition of rights to Intellectual Property to and with Cerulean Australia).

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

IX. Section 7.6 of the Agreement shall be deleted and replaced with the following:

7.6 Distributions. Pay any dividends or distributions, or redeem or repurchase its own capital stock, except for (i) repurchases of capital stock from departing employees, directors, or service providers under agreements approved by the Borrower’s board of directors, and (ii) capital contributions to Cerulean Australia, provided that the requirements of Section 7.10(ii) are satisfied.

X. Section 7.10 of the Agreement shall be deleted and replaced with the following:

7.10 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest. Notwithstanding the foregoing, Lender shall not have a perfected security interest in (i) Borrower’s deposit number 3300994390 at SVB in the amount of $117,134.00 which secures letter of credit number SVBSF008253 issued in favor of Rivertech Associates II, LLC; (ii) Cerulean Australia’s account numbers 033-002721996 and 033-002722008, provided the amount in such accounts shall not exceed $2,000,000 in the aggregate at any time; and (iii) other Liens securing letter of credit reimbursement obligations in favor of landlords in the ordinary course of Borrower’s business, provided the amount in such accounts (together with any amounts in accounts under clause (i)) shall not exceed $700,000.00. For so long as the Obligations are outstanding, Borrower shall not hold directly or indirectly, purchase or create a purchase order or directive to purchase any auction rate securities or similar financial instruments regardless of whether such securities are to be held by Borrower or through one or more brokerage accounts.

XI. Section 8.10 of the Agreement shall be deleted and replaced with the following:

8.10 Involuntary Bankruptcy. An involuntary bankruptcy case against the Borrower remains undismissed or unstayed for 60 days or, if earlier, an order granting the relief sought is entered.

XII. Exhibit F of the Agreement shall be deleted and replaced with the Form attached hereto as Annex II.

XIII. Conditions Precedent to the effectiveness of Amendment 03:

The obligation of Lender to enter into this Amendment 03 is subject to the performance and fulfillment of each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion:

(a) This Amendment 03 shall have been duly executed and delivered by Borrower.

(b) Without limiting the foregoing or Lender’s rights or Borrower’s Obligations under the Agreement, such consents, including the approvals of Borrower’s board of directors, amendments, filings, recordations, or other documents from any persons or entities necessary to maintain the perfection and priority of Lender’s security interest in the Collateral as originally configured, in form and substance reasonably satisfactory to Lender, shall have been delivered by Borrower to Lender.

(c) A good standing certificate from Borrower’s state of incorporation or formation and the states in which Borrower maintains a place of business, including certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date shall have been delivered to Lender.

(d) All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of the Agreement and this Amendment 03.

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

XIV. Additional Terms and Conditions

(a) Further Conditions. The following are conditions precedent to Lender’s obligations to enter into this Amendment 02:

(i) Borrower shall execute and deliver all other documents, as Lender shall have reasonably requested prior to the execution by Borrower and Lender of this Amendment 03.

(ii) Borrower shall and hereby does agree to promptly pay all Lender’s Expenses for the preparation and negotiation of this Amendment 03 when requested.

(b) Representations and Warranties of Borrower. Borrower reaffirms that, except as set forth in the attached Disclosure Schedule, the representations and warranties made to Lender in the Agreement are true and correct as of the date hereof as though fully set forth herein (except to the extent such representations and warranties expressly refer to a specific date, in which case they are true and correct in all material respects as of such date). Borrower further warrants and represents, as a significant material inducement to Lender to enter hereinto, that: (i) no Events of Default have occurred that have not been disclosed to Lender by Borrower in writing, except that Borrower has not provided monthly financial statements in accordance with Section 6.2 for August, 2014; (ii) all actions or proceedings pending or, to the knowledge of the Borrower, threatened in writing by or against Borrower before any court or administrative agency are set forth on the Disclosure Schedule; (iii) it is in full compliance with Section 7.10 of the Agreement; and (iv) the information provided on the attached Disclosure Schedule is complete and accurate. Lender hereby waives any Event of Default caused by Borrower’s not providing the financial statements described in clause (i) above.

(c) No Control. Borrower warrants and represents, as a significant material inducement to Lender to enter hereinto, that none of Lender nor any affiliate, officer, director, employee, agent, or attorney of Lender, have at any time, from Borrower’s date of formation through to the date hereof, (i) exercised management or other control over the Borrower, (ii) exercised undue influence over Borrower or any of its officers, employees or directors, (iii) entered into any joint venture, agency relationship, employment relationship, or partnership with Borrower, (iv) directed or instructed Borrower on the manner, method, amount, or identity of payee of any payment made to any creditor of Borrower, and further, Borrower warrants and represents that by entering hereinto with Lender has not, is not and will not have engaged in any of the foregoing.

XV. Integration Clause. This Amendment 03 and the Agreement, as previously amended, represent and document the entirety of the agreement and understanding of the parties hereto with respect to the subject matter thereof. All prior understandings, whether oral or written, other than the Loan Documents, are hereby merged hereinto. NONE OF THE AGREEMENT OR THIS AMENDMENT 03 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY LENDER AND BORROWER. Each provision hereof shall be severable from every other provision when determining its legal enforceability such that Lender’s rights and remedies under this Amendment 03 and the Agreement may be enforced to the maximum extent permitted under applicable law. This Amendment 03 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns. This Amendment 03 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. No provision of any other document between Lender and Borrower shall limit the effectiveness hereof or the rights and remedies of Lender against Borrower. Except as expressly provided herein, in the event of any contradiction or inconsistency among the terms and conditions of this Amendment 03 and the Agreement, the terms of the Agreement shall prevail.

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

CERULEAN PHARMA INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	/s/ Oliver S. Fetzer	By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C, ITS GENERAL PARTNER
Name:	Oliver S. Fetzer

Title:	President and Chief Executive Officer	By:	/s/ Cristy Barnes

		Name:	Christy Barnes

		Title:	Managing Director

Annex I	Disclosure Statement
Annex II	Exhibit F

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

ANNEX I

SCHEDULE I

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
	Bank Name:	Silicon Valley Hank	Contact Name:	Kate Walsh
	Address:	3003 Tasman Drive	Phone:	(617) 630-4130
Account	City, State, Zip:	Santa Clara, CA 95054	Fax:	(617) 969-5962
Number	Phone:	(408) 654-7400	E-mail:	kwalsh@svb.com
1	Fax:
ACH	Type of Account:	Checking
Account	Account number:	3300508803

	Bank Name:	SVB Securities	Contact Name:	Customer Service
	Address:	3003 Tasman Drive	Phone:	(800)303-7371
Account	City, State, Zip:	Santa Clara, CA 95054	Fax:
Number	Phone:	(800) 303-7371	E-mail:
2	Fax:
	Type of Account:	Securities
	Account number:	486-04517-17 RR ZGQ

	Bank Name:	Silicon Valley Bank	Contact Name:	Kate Walsh
Account	Address:	3003 Tasman Drive	Phone:	(617) 630-4130
Number	City, State, Zip:	Santa Clara, CA 95054	Fax:	(617) 969-5962
3	Phone:	(408) 654-7400	E-mail:	kwalsh@svb.com
Fax:
Capped at	Type of Account:	CD Securing Landlord
$117,134	LOC
	Account number:	3300994390

	Bank Name:	Wcstpac	Contact Name:
Account	Address:	GPO Box 3433	Phone:
Number	City, State, Zip:	Sidney NSW 2001	Fax:
4	Phone:	+1 300 655 5051	E-mail:
Australian Sub		(+61 2) 9293 9270
Fax:
Capped at	Type of Account:	Operating Checking
$2,000,000 w/	Account number:	033-002 721996
Account #5

	Bank Name:	Wcstpac	Contact Name:
Account	Address:	GPO Box 3433	Phone:
Number	City, State, Zip:	Sidney NSW 2001	Fax:
5	Phone:	+1 300 655 5051	E-mail:
Australian Sub		(+61 2) 9293 9270
Fax:
Capped at	Type of Account:	Interest Bearing Account
$2,000,000 w/	Account number:	033-002 722008
Account #4

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

PERMITTED LIENS

EXISTING LIENS. Liens on equipment financed pursuant to that certain Loan and Security Agreement between Silicon Valley Bank and the Borrower dated November 18, 2008, as amended or refinanced from time to time, and any and all claims, rights and interest in such assets and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

SUBSIDIARIES

Cerulean Pharma Australia Pty Ltd

PRIOR NAMES

Tempo Pharmaceuticals, Inc.

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

On November 9, 2011, the Borrower received a letter from an attorney representing Dr. Pei-Sze Ng, a former employee of the Borrower who voluntarily left employment with the Borrower. The letter threatened a claim against the Borrower for tortuous interference with contract as a result of communications the Borrower allegedly had with Alnylam Pharmaceuticals, which (according to the letter) offered Dr. Ng employment as a Senior Scientist and subsequently withdrew the offer.

On January 29, 2014 Calando Pharmaceuticals, Inc. (“Calando”) filed for Chapter 7 protection in the United States Bankruptcy Court for the District of Delaware. Borrower has various license and intellectual property agreements with Calando, which are now disputed in the bankruptcy. Given the uncertain nature of Calando’s liquidation plans at this time, it is possible that Borrower will face additional liability as a result of this bankruptcy.

BUSINESS PREMISES

	Each Collateral Location:		Landlord/Property Management Information for any Borrower leased location:

Current	Contact Name:	Karen L. Roberts	Contact Name:	Alan Goodman
Headquarters	Address:	840 Memorial Drive, 5th Fl.	Company Name:	Rivertech Associates
(Location 1)	City, State, Zip:	Cambridge, MA 02139	II, LLC, c/o The Abbey Group
	Phone:	(617) 551-9600	Address:	575 Boylston Street
	Fax:	(617) 494-1544	City, State, Zip:	Boston, MA 02142
			Phone:	(617) 266-8860
	[Please note: 1st floor is a business premise as well.]		Fax:	(617) 266-7424

Location	Contact Name:	Andrew Slee	Contact Name:	N/A
2	Company Name:	[Guast] US Preclinical	Company Name:
	Services LLC		Address:
	Address:	320 Putnam Avenue	City, State, Zip:
	City, State, Zip:	Cambridge, MA 02139	Phone:
	Phone:	(617) 868-5481	Fax:
	Fax:	(617) 868-5691

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

	Each Collateral Location:		Landlord/Property Management Information for any Borrower leased location:

	Contact Name:	Derek Thornton	Contact Name:	N/A
Location	Company Name:	Almac Clinical Services, LLC	Company Name:
3	Address:	4202 Technology Drive	Address:
	City, State, Zip:	Durham, NC 27704	City, State, Zip:
	Phone:	(919) 294-1934	Phone:
	Fax:	(919) 471-2633	Fax:

	Contact Name:	Timothy Quinn	Contact Name:	N/A
	Company Name:	Sigma-Aldrich, Inc.	Company Name:
Location	Address:	654 Science Drive	Address:
5	City, State, Zip:	Madison, WI 53711	City, State, Zip:
	Phone:	(608) 335-3117	Phone:
	Fax:	(608) 233-6873	Fax:

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

Annex II

EXHIBIT F

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA

For the financial statement period
(“Statement Period” extending from

to

EXHIBIT F

OFFICER’S CERTIFICATE

The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”), to extend or continue financial accommodations to CERULEAN PHARMA INC., a Delaware corporation (the “Borrower”) pursuant to the terms of that certain Loan and Security Agreement dated December 6, 2011 (as amended, the “Loan Agreement”), hereby certifies that on the date hereof:

1.	I am the duly elected and acting of Borrower.

2.	I am a Responsible Officer as that term is defined in the Loan Agreement.

3.	The information filed with the Securities and Exchange Commission or otherwise delivered to the Lender under the Loan Agreement for the Statement Period fairly presents the financial condition of the Borrower in all material respects as of the respective dates reported in such information.

4.	Borrower is currently able to pay its debts as they come due.

5.	I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on                     .

CERULEAN PHARMA INC.

By:

Name:

Title:

Client\Cerulean Pharma Inc. – Amendment No. 03 to LSA